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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): February 28, 1998




                            FEDERAL DATA CORPORATION
             (Exact name of Registrant as specified in its charter)




            DELAWARE                    333-36447                52-0940566
(State or other jurisdiction of   (Commission File No.)     (I.R.S. Employer
       incorporation)                                    Identification Number)



                                4800 Hampden Lane
                               Bethesda, MD 20814
               (Address of principal executive offices) (Zip Code)



                                 (301) 986-0800
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a)  Financial Statements of Business Acquired.

         The audited financial statements of Telos Information Systems (TIS), a division of Telos Corporation, including report of independent accountants thereon, as of December 31, 1997 and for the year then ended are included at Exhibit 99 (a) and incorporated herein by reference.

         (b)  Pro Forma Financial Information.

         Pro forma unaudited condensed consolidated financial information for Federal Data Corporation giving effect to the acquisitions of R.O.W. Sciences, Inc. (R.O.W.) and TIS as of and for the year ended December 31, 1997, is included at Exhibit 99 (b) and incorporated herein by reference.

         (c)  Exhibits.

  99(a) Audited financial statements of TIS, including report of independent accountants thereon, as of December 31, 1997 and for the year then ended.

  99(b) Pro forma unaudited condensed consolidated financial information for Federal Data Corporation giving effect to the acquisitions of R.O.W. and TIS as of, and for the year ended December 31, 1997.


                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Federal Data Corporation

                                                /s/  James M.  Dean
                                      By:
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                                               James M. Dean
                                               Vice President and
                                                   Chief Financial Officer

                                               Date: May 14, 1998